UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2013

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

May 1, 2013

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) for the period ended March 31, 2013.  At the end of the first quarter, over 3,600 shareholders have $111 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has assets of $30 million with approximately 1,400 shareholders in both classes.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 1, 2012 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental and technical analysis seeking to control risk and build sound portfolios.

During the six months ended March 31, 2013, market indexes first declined into mid-November then rallied sharply, with both the Dow Jones Industrial Average and the S&P 500® Index up about 16% from the November 15, 2012 closing levels to the close on March 28, 2013.  The Russell 1000® Growth Index was up 14.6% and the Russell Midcap® Growth Index was up 18.5% during this same period.  Historically, in strong rallies like this, it was common for stocks of lower quality, higher beta, less consistency of earnings, and more debt to outperform the type of stock emphasized in our Funds, and this rally was no exception.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000 Growth Index and the Russell Midcap Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
6 months ended 3/31/13
Chase Growth Fund Class N (CHASX)	+5.46%
Chase Growth Fund Institutional Class (CHAIX)	+5.58%
Russell 1000 Growth Index	+8.09%
Lipper Large Cap Growth Funds Index	+7.31%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.  The Fund imposes a 2.00% redemption fee on shares held 60 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

On March 31st, the Chase Growth Fund was invested in 41 stocks.  They range in market capitalization from $4.6 billion (Dicks Sporting Goods Inc.) to $239.6 billion (Microsoft Corp.).

The Chase Growth Fund’s relative underperformance over the past six months is attributable to adverse stock selection effects in the Consumer Discretionary and Health Care sectors.  Our stocks in both these sectors were up during the period, but failed to keep pace with the counterparts in the benchmarks.  For instance, not having exposure to some of the biotech companies such as Gilead Sciences Inc., Celgene Corp. and Biogen Idec Inc. accounted for about half of the relative performance shortfall in the health care sector.  For the six months ended March 31, 2013, our five best performing stocks were Thermo Fisher Scientific Inc. +21.0%, Flowserve Corp. +20.16%, Mastercard Inc.

Chase Funds

+16.94%, Eastman Chemical Co. +16.58%, and Motorola Solutions Inc. +16.54%.  Our five worst performing stocks were Apple Inc. -25.75%, Express Scripts Holding Co. -17.08%, Dollar Tree Inc. -13.96%, National Oilwell Varco Inc. -13.31%, and Dicks Sporting Goods Inc. -9.83%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000 Growth Index.  Chase Growth Fund stocks have lower five-year average annual earnings per share growth rates of 15% vs. 17% for the Russell 1000 Growth Index.  They are expected to have earnings growth in 2013 of 16% vs. 11%, and revenue growth of 12% vs. 9%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000 Growth Index (15.0X vs. 18.9X) based on 2013 estimated earnings.  Relative to their growth rates, our stocks are more reasonably priced, selling at 1.03 times their five-year historical growth rates compared to 1.15 times for the Russell 1000 Growth Index and 0.93 times their projected one-year growth rates compared to 1.67 times for the Russell 1000 Growth Index.

Source:  Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2013) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

Chase Mid-Cap Growth Fund (CHAMX and CHIMX)
6 months ended 3/31/13
Chase Mid-Cap Growth Fund Class N (CHAMX)	+10.07%
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+10.19%
Russell Midcap Growth Index	+13.40%
Lipper Mid-Cap Growth Funds Index	+12.52%

On March 31st, the Chase Mid-Cap Growth Fund was invested in 48 stocks.  They range in market capitalization from $1.1 billion (Grand Canyon Education Inc.) to $11.8 billion (Actavis Inc.).

The Chase Mid-Cap Growth Fund lagged its benchmark, the Russell Midcap Growth Index, during the last six months.  Most of the Fund’s underperformance was attributable to stock selection in the Consumer Discretionary and Technology sectors, where our stocks were up, but not as sharply as those in the benchmark.  We were also hurt by an overweight position in the Technology sector in the earlier part of the period.  For the six months ended March 31, 2013, our five best performing stocks were Green Mountain Coffee Roasters Inc. +47.61%, Mastec Inc. +41.25%, Hunt J B Transportation Services Inc. +38.66%, CBRE Group Inc. +31.03%, and Beacon Roofing Supply Inc. +30.18%. Our five worst performing stocks were Cirrus Logic Inc. -32.41%, Ascena Retail Group Inc. -19.81%, Elizabeth Arden Inc. -19.10%, Tibco Software Inc. -18.23%, and Verisign Inc. -17.31%.

Chase Funds

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share growth rates of 20% vs. 16% for the Russell Midcap Growth Index.  The Fund’s stocks are expected to have earnings growth in 2013 of 16% vs. 13%, and revenue growth of 12% vs. 11%.  Despite these stronger growth rates, the Fund’s stocks  have sold at lower P/E ratios than the Russell Midcap Growth Index (15.8X vs. 21.3X) based on 2013 estimated earnings.  Relative to their growth rates, our mid-cap stocks are more reasonably priced, selling at 0.81 times their five-year historical growth rates compared to 1.33 times for the Russell Midcap Growth Index and 0.97 times their projected one-year earnings growth rates compared to 1.64 times for the Russell Midcap Growth Index.

Source:  Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2013) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

Market Outlook

Chase Investment Counsel Corporation uses a “bottoms up” as opposed to a “top-down” investment process.  For shareholders who are interested, we believe these factors influence the investment outlook.

Positive Factors

The January Barometer Theory suggests that the direction of the market for the full year follows the direction of the S&P 500 Index in January.  This indicator has had only seven major errors since 1950, for an 88.9% accuracy ratio.  Furthermore, as InvesTech Research points out, since 1950, when the S&P 500 Index was up 5% or more in the first quarter (as it was this year), it was followed by a gain in the remaining three quarters 19 times in 22 occurrences.  The average gain for the remaining three quarters was 9.1%.

Although many investors have remained skeptical about this rally, Lowry Research Corporation has had an intermediate buy signal since September 14, 2012.  Unlike most global markets (except Japan), in the U.S. buying power has been in an uptrend since its November 2012 low while selling pressure has been in a downtrend since December 2011.  There are few signs of possibly a major top:  breadth remains strong as Advance-Decline (A-D) Lines for the NYSE Composite, the NYSE Operating Companies Only (OCO) Unweighted, and the S&P 500 Indexes were, as of 4/30/13, all near bull market highs.  Historically A-D Lines start failing to confirm highs in price indexes four to six months prior to the final market peaks.  With their Short Term Buying Power Index remaining below its March 28th rally high and the lagging percentage of NYSE stocks trading above their 30-day moving averages, Lowry’s believes the risk of a short-term pullback is increasing.  However, the weight of evidence suggests the primary uptrend may still have substantially further to run and that any near term correction should be used to buy the strongest domestic stocks in the strongest industries.

Chase Funds

Worldwide, it’s encouraging that, as of 4/15/13, a number of the lagging major global stock markets have exceeded their 2012 highs as has the Global Dow Index.  When more than 50% of the MSCI All Country World Index markets are above their 200-day moving averages (now 64%) and with rising 200-day moving averages (now 91%) their Gain/Annum has been 8.31% and 9.80%, respectively (Ned Davis Research (“NDR”) 4/15/13).

With the initiation of QE4 in January, the Fed indicated it will continue to buy $40 billion of mortgages from banks each month thereby giving them more liquidity to fund lending and in addition buy $45 billion of Treasury securities while holding short-term interest rates near zero as long as the unemployment rate remains above 6.5%.  With a sluggish economy, much of the added liquidity has gone into the stock and bond markets.

Housing starts for the month of March increased by 46.7% year-over-year (Y/Y) to a seasonally adjusted annualized rate of 1,036,000.  Building permits, a proxy for future construction, rose 17.3% Y/Y to a 902,000 rate.

With housing starts at the highest levels since the summer of 2008, we feel this is clear evidence housing fundamentals are improving and should be a positive factor for 2013.  While housing affordability recently reached an all-time high, 9 million mortgages (18% of home mortgages outstanding) were, as of 3/31/13, underwater while another 25% of mortgage holders don’t have 20% or more equity in their homes to qualify for a 20% down payment to trade up.  Home prices, while improving, are at 2004 price levels but with over $2.0 trillion (about 30% more) mortgage debt outstanding.

Globally, despite a 6.2% decline in China’s exports to Europe, which had been its largest client state, its exports rose 7.9% in 2012 over 2011.  This is slower than China’s target of 10%, but should be adequate to avoid a “hard-landing”.  Simultaneously, China’s domestic consumption has been increasing.

The Leuthold valuation figures still seem consistent with holding stocks; especially in a low-yield, low inflation environment.  To normalize they use 5-year average earnings, defined as the mid-point between reported and operating earnings, and include two quarters of future estimates.  On March 31st the S&P 500 Index was at a normalized 20.9x P/E, about 10.5% above the Leuthold Group calculated historical (1957 to date) median “Adjusted Earnings Per Share (EPS)” P/E valuation level of 18.9x.  On March 31st its non-normalized Operating EPS P/E of 15.7x was well below its 16.5x median.

Contrary to what many people assume, since QEII ended in July of 2011, the Federal Reserve’s Adjusted Monetary Base was range bound until January, but has jumped 12% higher since then.  The $40 billion per month of mortgage purchases should continue to help the housing industry and investor confidence.  Certainly a cardinal rule of investing is “don’t fight the Fed.”

Despite low yields, on March 31, 2013 money market funds were at $2.6 trillion or about 14.6% of NDR total stock market values.  Since 48.4% of S&P 500 Index stocks have annual dividend yields greater than 10-year Treasuries, some of that cash may be invested in equities by investors seeking more income.

Corporate America’s financial circumstances are the best in many years.  U.S. corporations have increased cash and equivalents, bought back their own stocks, raised dividends, and reduced debt which improves the overall quality and international attractiveness of their shares.

Although manufacturing employment has declined, U.S. manufacturing output has actually risen substantially reflecting a dramatic rise in productivity.  As Jeffrey Lacker, the President of the Federal Reserve Bank of Richmond, said recently while speaking at the University of Virginia Frank Batten School of Leadership and Public Policy, “We have a proven ability to generate advances in scientific knowledge and commercial innovation.  The flexibility and resilience of our markets along with the relative well educated populace make this an excellent market in which to implement innovations.”

On an intermediate to longer term basis we are of the opinion that the most positive factor in our economy is the revolutionary new fracking/horizontal drilling technology that has already provided industry with abundant cheap

Chase Funds

natural gas and a huge continuing increase in domestic oil production.  The result should be lower costs for many industries and significant domestic growth of petrochemical companies and many other industries which benefit from cheap energy.

Nasdaq short interest is at extremely high/pessimistic levels which historically has usually involved higher prices.  S&P short interest is just below pessimistic levels, but it may be understated by short sellers’ increasing use of inverse ETFs.

Risk Factors

If we are still in a bull market cycle, it’s the 49th month; already longer than the 39 month average length over the past 80 years and approaching the 55 month length of the 2003-07 bull market.  Walt Deemer’s research cautions that the global four year behavioral cycle calls for a bottom by the first half of 2013.  He believes we’re in a high risk market and that valuations, which partly reverted to the mean, haven’t approached the opposite under valuation extremes yet.

Business and consumer confidence has been low and appears to be worsening.  The National Federation of Independent Business (NFIB) small business optimism index dropped from 90.8 to 89.5 in March, 3.0 below last year’s level.  Stocks as a percentage of household financial assets (excluding pensions) are still at 34.9% or well above the 60 year norm of 28.5%.  Moreover, bonds are now 20.6% compared with their norm of 13.6%.  Many analysts believe the bond market, which is being manipulated by the Federal Reserve System, is the biggest and most dangerous financial bubble in our history.

The S&P 500 Index companies derive about 11% of their revenues from Europe.  For many of the largest cap weighted companies it’s much higher.  In view of the European recession and Middle East uncertainties, we feel the low volatility of the U.S. stock market reflects unusual complacency (VIX/CBOE Market Volatility Index declined to the lowest in 6 years in March) that it will avoid even a moderate correction.  This is despite the expectation of only modest earnings growth this year and an administration unwilling to control runaway spending resulting in another trillion dollar deficit and a rapidly rising federal debt of over $16 trillion with additional unfunded future liabilities estimated to be between $50 and $100 trillion!

Corporate insider selling has recently been near record levels, although that may have been partially in expectation of higher tax rates in 2013.

While the automatic fiscal cliff tax increases were avoided, the expiration of the payroll tax cut will result in nearly everyone paying higher taxes along with much larger increases by upper income earners which should dampen consumer spending and reduce growth.

Investment advisory letters are 47.4% bullish and only 20.6% bearish (4/17/13), a level of optimism that is just below what Investors Intelligence considers “dangerous” from a contrary indicator standpoint.

There is worldwide excess industrial capacity.  As various supplier countries respond to Japan aggressively weakening its currency, increasing competition should put significant pressure on record high corporate margins of U.S. multinationals in addition to the pressure of possible currency exchange losses due to the stronger dollar.  Moreover, the earnings growth from lower interest expense, which many companies have enjoyed during the last four years, is abating.

Commodity weakness has become a concern.  Copper, the most widely used metal in industrial activity, peaked in 2011 in global ex-USA stock markets and has recently been quite weak along with the other industrial metals, crude oil, and silver.  The substantial decline by gold, partly due to our stronger dollar and worries that financial problems in Cyprus and other southern European countries may result in their forced sale of gold reserves, could also be an early sign of deflationary forces.

Chase Funds

November through April have historically been the seasonally best six months for the DJIA and the S&P 500 Index.  Most investors don’t realize how seasonal the market has been.  For instance, from 1950 through 2010, $10,000 just invested in the S&P 500 Index between November 1st and April 30th was worth $456,635, while $10,000 invested between May 1st and October 31st was worth only $16,594.

Conclusion

Operating EPS for the S&P 500 Index rose about 0.4% for 2012.  Between 1948 and Q1 2012 nominal Gross Domestic Product (GDP) rose 6.6% per annum while adjusted corporate profits grew 6.7% per annum.  With corporate after tax profits near 50 year record highs as a percent of GDP, while wages and salaries as a percent of GDP are near 50 year lows, it seems unrealistic to expect profit margins to improve in a slow growth economy faced with significantly higher regulatory and tax costs, especially with worldwide excess capacity in many industries.  High U.S. regulatory costs are particularly burdensome on small firms, which historically have provided two thirds of new jobs.

Equity indexes have tended to reflect the inflationary growth spiral of corporate revenues and earnings as well as perpetual currency debasement and improved worker productivity.  Rather than trying to time the market, holding the stocks of good quality, financially strong companies should potentially mitigate risk and enhance investor purchasing power over the longer term.

Chase Investment Counsel Corporation is fortunate to be located in Charlottesville, Virginia.  Excluding our Founder & Chairman Emeritus, Derwood S. Chase, Jr., we have an excellent investment team that averages 45 years of age with over 16 years of investment experience.  The team is ably supported by our extremely competent Senior Vice President of Operations & Compliance and her staff which averages 17 years of service with us.  Three of our investment professionals are Chartered Financial Analysts and three are Chartered Market Technicians (CMT).  Many investment management firms don’t even have one CMT.

In addition to our own research, and that from many of the major brokerage firms, we use over 90 independent sources including several dozen institutional research firms which employ over 150 senior investment professionals.  We believe our investment process is rather distinct in combining fundamental and technical analysis as we seek to mitigate risk and build what we believe are diversified, high-quality, growth portfolios with a good balance in our efforts to maximize returns and preserve capital.  Based on historical norms, we believe our high quality, more consistent growth stocks are even cheaper now than stocks in general, and in a good position to potentially continue their earnings growth in a slower growing economy.  Even if equity prices are range bound or rise only modestly further this year, we believe there are still some very attractively priced quality growth stocks.  The large-cap equities we held on March 31, 2013 are estimated to have earnings growth of about 16% in 2013, as do our mid-caps, while the S&P 500 Index earnings for 2013 are estimated to be up only 7%.  Our stocks have a slightly lower estimated P/E for 2013 which means we should be paying no premium for much better earnings growth.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	QUALCOMM Inc.	4.75%	1.	FEI Co.	2.63%
2.	eBay, Inc.	4.36%	2.	Actavis, Inc.	2.61%
3.	CVS Caremark Corp.	3.75%	3.	Quanta Services Inc.	2.56%
4.	Alliance Data Systems Corp.	3.28%	4.	Polaris Industries, Inc.	2.53%
5.	Colgate Palmolive Co.	3.10%	5.	Mastec Inc.	2.52%
6.	Comcast Corp. Class A	3.09%	6.	Beacon Roofing Supply, Inc.	2.48%
7.	Union Pacific Corp.	3.02%	7.	NVIDIA Corp.	2.48%
8.	Johnson & Johnson	2.93%	8.	Affiliated Managers Group, Inc.	2.46%
9.	Costco Wholesale Corp.	2.91%	9.	West Pharmaceutical Services, Inc.	2.46%
10.	Quanta Services, Inc.	2.88%	10.	CBRE Group Inc. – Class A	2.42%

Peter W. Tuz, CFA	Edward S. Painvin, CFA, CMT
President & Director	Senior Vice President & Director

Brian J. Lazorishak, CFA, CIC, CIPM, CMT	Robert ‘Buck’ C. Klintworth, CMT
Senior Vice President	Vice President

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

Chase Funds

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The NYSE Composite represents all the stocks on the New York Stock Exchange.

The NYSE Operating Companies Only statistics are based on all the stocks on the New York Stock Exchange except those that are not reflective of the movements of domestic common stocks including preferred stocks, foreign (ADR) stocks, closed-end bond funds and limited partnership real estate roll-ups.

Lowry’s Short Term Buying Power Index is a short-term version of the Buying Power Index, computed in terms of percentages.  This is a relatively sensitive index calculated on a time period of less than one-half the average time period used for the Buying Power Measurement.  The Buying Power Index is an intermediate-and longer-term measurement of the effect buyers are producing (Demand), as evidenced by the gains and upside volume registered by advancing stocks.

The Global Dow Index is a 150-stock index of corporations from around the world, created by Dow Jones & Company.

MSCI All Country Indices include both Developed Markets and Emerging Markets countries across particular regions.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The VIX CBOE Volatility Index shows the market’s expectation of 30-day volatility.  It is constructed using the implied volatilities of a wide range of S&P 500 Index options.

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply.  Please refer to the prospectus for further details.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

The NDR (Ned Davis Research) Total Stock Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

Fee waivers are in effect for the Mid-Cap Growth Fund.  In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Funds nor any of their representatives may give legal or tax advice.

Beta measures the volatility of the Fund, as compared to that of the overall market.  The market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to Total Capital Ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Market cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Quasar Distributors, LLC, Distributor.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2013 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at March 31, 2013 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% and 1.23% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/12	Value 3/31/13	Period 10/1/12 – 3/31/13*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,054.60	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.99

*
Expenses are equal to the Fund’s annualized expense ratio of 1.39% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/12	Value 3/31/13	Period 10/1/12 – 3/31/13*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,055.80	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74

*
Expenses are equal to the Fund’s annualized expense ratio of 1.14% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at March 31, 2013 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/12	Value 3/31/13	Period 10/1/12 – 3/31/13*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,100.70	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/12	Value 3/31/13	Period 10/1/12 – 3/31/13*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,101.90	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares	COMMON STOCKS: 98.1%	Value
	Aerospace/Aircraft: 2.6%
15,260	Precision Castparts Corp.	$2,893,601
	Asset Management: 1.7%
12,050	Affiliated Managers Group, Inc.*	1,850,519
	Beverage: 1.1%
30,060	Coca-Cola Co.	1,215,626
	Broadcast Media: 5.9%
66,000	CBS Corp. - Class B	3,081,540
82,300	Comcast Corp. - Class A	3,457,423
		6,538,963
	Chemicals: 2.1%
40,600	FMC Corp.	2,315,418
	Chemicals - Specialty: 2.5%
15,810	Eastman Chemical Co.	1,104,645
26,080	Valspar Corp.	1,623,480
		2,728,125
	Computer Software - Desktop/Small Business: 1.0%
40,200	Microsoft Corp.	1,150,122
	Computer Software - Enterprise: 2.8%
95,900	Oracle Corp.	3,101,406
	Consumer Finance: 1.3%
33,200	Discover Financial Services	1,488,688
	Drugs - Generic: 2.7%
32,040	Actavis, Inc.*	2,951,205
	Drugs - Proprietary: 3.9%
66,000	Abbott Laboratories	2,331,120
49,800	AbbVie, Inc.	2,030,844
		4,361,964
	Electrical Instruments: 2.9%
41,500	Thermo Fisher Scientific, Inc.	3,174,335
	Energy/Oil & Gas Drilling: 2.0%
36,400	Ensco PLC - Class A +	2,184,000

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value
	Energy/Oil Service: 2.0%
34,200	Cameron International Corp.*	$2,229,840
	Engineering/Construction: 2.9%
112,800	Quanta Services, Inc.*	3,223,824
	Finance/Information Services: 2.5%
5,110	MasterCard, Inc. - Class A	2,765,174
	Health Care Distribution: 2.6%
26,300	McKesson Corp.	2,839,348
	Health Care Products: 3.0%
40,170	Johnson & Johnson	3,275,060
	Health Care Services: 1.9%
17,670	DaVita HealthCare Partners, Inc.*	2,095,485
	Household Products: 3.1%
29,360	Colgate-Palmolive Co.	3,465,361
	Information Services: 3.3%
22,680	Alliance Data Systems Corp.*	3,671,665
	Internet Retail: 4.4%
90,000	eBay, Inc.*	4,879,800
	Internet Software & Services: 2.6%
3,679	Google, Inc. - Class A*	2,921,236
	Machinery: 4.5%
12,290	Flowserve Corp.	2,061,156
53,400	Ingersoll-Rand PLC +	2,937,534
		4,998,690
	Media & Advertising: 4.1%
116,000	Liberty Interactive Corp. - Class A*	2,480,080
32,700	Scripps Networks Interactive, Inc. - Class A	2,103,918
		4,583,998
	Medical Systems/Equipment: 1.6%
76,000	Hologic, Inc.*	1,717,600
	Railroad: 3.0%
23,680	Union Pacific Corp.	3,372,269

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value
	Retail - Discount: 4.4%
30,710	Costco Wholesale Corp.	$3,258,638
22,900	Target Corp.	1,567,505
		4,826,143
	Retail - Drug Stores: 3.8%
76,300	CVS Caremark Corp.	4,195,737
	Retail - Specialty: 1.8%
42,800	Dick’s Sporting Goods, Inc.	2,024,440
	Semiconductors: 2.0%
74,000	NXP Semiconductors NV* +	2,239,240
	Service Companies: 2.7%
55,400	United Rentals, Inc.*	3,045,338
	Telecommunication Equipment: 7.4%
44,700	Motorola Solutions, Inc.	2,862,141
79,300	QUALCOMM, Inc.	5,309,135
		8,171,276
	Tobacco: 2.0%
23,960	Philip Morris International, Inc.	2,221,332
	Total Common Stocks (Cost $89,625,146)	108,716,828

	SHORT-TERM INVESTMENTS: 1.6%
1,783,007	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	1,783,007
	Total Short-Term Investments (Cost $1,783,007)	1,783,007
	Total Investments in Securities (Cost $91,408,153): 99.7%	110,499,835
	Other Assets in Excess of Liabilities: 0.3%	323,446
	Net Assets: 100.00%	$110,823,281

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares	COMMON STOCKS: 97.8%	Value
	Apparel: 1.4%
4,020	PVH Corp.	$429,376
	Asset Management: 2.5%
4,870	Affiliated Managers Group, Inc.*	747,886
	Auto/Auto Parts: 1.6%
22,380	LKQ Corp.*	486,989
	Business Services: 2.4%
5,720	Portfolio Recovery Associates, Inc.*	725,982
	Chemicals: 3.9%
8,700	Ashland, Inc.	646,410
9,500	FMC Corp.	541,785
		1,188,195
	Chemicals - Specialty: 1.5%
7,300	Valspar Corp.	454,425
	Computer Software - Enterprise: 4.0%
36,600	Mentor Graphics Corp.*	660,630
9,300	Solarwinds, Inc.*	549,630
		1,210,260
	Consumer Goods/Services: 2.1%
11,000	Coinstar, Inc.*	642,620
	Drugs - Generic: 2.6%
8,600	Actavis, Inc.*	792,146
	Drugs - Proprietary: 1.3%
29,200	Akorn, Inc.*	403,836
	Education Services: 2.0%
24,500	Grand Canyon Education, Inc.*	622,055
	Electrical Instruments: 5.8%
12,350	FEI Co.	797,193
6,400	IPG Photonics Corp.*	425,024
15,600	PerkinElmer, Inc.	524,784
		1,747,001

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value
	Energy/Oil & Gas Drilling: 1.5%
8,700	Atwood Oceanics, Inc.*	$457,098
	Energy/Oil Service: 4.4%
10,200	Bristow Group, Inc.	672,588
9,900	Oceaneering International, Inc.	657,459
		1,330,047
	Engineering/Construction: 6.7%
27,200	Quanta Services, Inc.*	777,376
20,600	Tetra Tech, Inc.*	628,094
4,000	Valmont Industries, Inc.	629,080
		2,034,550
	Finance/Banks: 2.4%
9,100	Signature Bank*	716,716
	Finance/Information Services: 2.2%
25,200	Euronet Worldwide, Inc.*	663,768
	Footwear: 2.1%
14,700	Steven Madden, Ltd.*	634,158
	Health Care Services: 1.7%
13,100	PAREXEL International Corp.*	517,581
	Home Furnishings/Furniture: 2.3%
29,700	Pier 1 Imports, Inc.	683,100
	Household Products: 3.6%
9,900	Church & Dwight Co., Inc.	639,837
10,400	Jarden Corp.*	445,640
		1,085,477
	Industrial Distributors: 2.5%
19,500	Beacon Roofing Supply, Inc.*	753,870
	Information Services: 1.8%
3,300	Alliance Data Systems Corp.*	534,237
	Leisure Time: 2.5%
8,300	Polaris Industries, Inc.	767,667

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value
	Machinery: 3.4%
3,510	Flowserve Corp.	$588,662
21,900	Manitowoc Company, Inc.	450,264
		1,038,926
	Media & Advertising: 3.6%
21,600	Liberty Interactive Corp. - Class A*	461,808
10,000	Scripps Networks Interactive, Inc. - Class A	643,400
		1,105,208
	Medical Supplies: 2.5%
11,500	West Pharmaceutical Services, Inc.	746,810
	Medical Systems/Equipment: 2.0%
27,400	Hologic, Inc.*	619,240
	Real Estate Operations: 2.4%
29,100	CBRE Group, Inc. - Class A*	734,775
	Retail - Specialty: 2.0%
12,800	Dick’s Sporting Goods, Inc.	605,440
	Semiconductors: 4.7%
29,300	Microsemi Corp.*	678,881
58,600	NVIDIA Corp.	751,252
		1,430,133
	Service Companies: 2.0%
11,200	United Rentals, Inc.*	615,664
	Telecommunication Services: 4.6%
26,200	MasTec Inc.*	763,730
13,650	NeuStar, Inc. - Class A*	635,134
		1,398,864
	Trucking: 2.1%
8,400	J.B. Hunt Transport Services, Inc.	625,632
	Utilities Electric/Gas: 1.8%
6,200	ITC Holdings Corp.	553,412
	Utilities - Water: 1.9%
13,800	American Water Works Co., Inc.	571,872
	Total Common Stocks (Cost $24,299,353)	29,675,016

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS: 2.3%	Value
715,296	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	$715,296
	Total Short-Term Investments (Cost $715,296)	715,296
	Total Investments in Securities (Cost $25,014,649): 100.1%	30,390,312
	Liabilities in Excess of Other Assets: (0.1)%	(40,725)
	Net Assets: 100.00%	$30,349,587

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $91,408,153 and $25,014,649, respectively)	$110,499,835	$30,390,312
Cash	13,818	—
Receivables
Securities sold	885,690	—
Fund shares issued	44,940	3,991
Dividends and interest	99,822	7,188
Dividend tax reclaim	11,960	—
Prepaid expenses	15,648	12,977
Total assets	111,571,713	30,414,468

LIABILITIES
Payables
Securities purchased	547,398	—
Due to Adviser	70,859	12,038
Fund shares redeemed	20,786	13,819
Administration fees	34,250	7,201
Transfer agent fees and expenses	13,733	7,314
Shareholder servicing fees	16,881	5,554
Audit fees	9,472	9,479
Fund accounting fees	10,470	5,162
Custody fees	4,074	—
Legal fees	215	550
Chief Compliance Officer fee	1,155	993
Accrued expenses	19,139	2,771
Total liabilities	748,432	64,881
NET ASSETS	$110,823,281	$30,349,587

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$79,269,994	$26,256,862
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,453,078	646,857
Net asset value, offering and redemption price per share	$14.54	$40.59
Institutional Class Shares
Net assets applicable to shares outstanding	$31,553,287	$4,092,725
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,143,698	100,572
Net asset value, offering and redemption price per share	$14.72	$40.69

COMPONENTS OF NET ASSETS
Paid-in capital	$79,319,809	$24,187,573
Accumulated net investment loss	(60,817)	(276,748)
Accumulated net realized gain from investments	12,472,607	1,063,099
Net unrealized appreciation on investments	19,091,682	5,375,663
Net assets	$110,823,281	$30,349,587

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2013 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$1,176,345	$163,782
Interest	346	67
Total income	1,176,691	163,849
Expenses
Advisory fees (Note 4)	474,330	111,690
Administration fees (Note 4)	119,491	30,217
Shareholder servicing fees - Class N Shares (Note 5)	103,819	32,343
Transfer agent fees and expenses (Note 4)	29,931	23,019
Fund accounting fees (Note 4)	29,875	16,044
Custody fees (Note 4)	14,338	5,209
Registration fees	12,517	12,395
Audit fees	9,477	9,483
Printing and mailing expense	8,024	3,241
Miscellaneous	7,153	1,951
Trustees fees	5,826	3,083
Legal fees	5,805	4,019
Chief Compliance Officer fee (Note 4)	3,475	2,993
Insurance expense	1,984	1,231
Total expenses	826,045	256,918
Less: Fees waived by Adviser (Note 4)	—	(41,405)
Net expenses	826,045	215,513
Net investment income/(loss)	350,646	(51,664)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain from investments	18,911,234	1,505,064
Net change in unrealized appreciation on investments	(14,028,964)	1,328,808
Net realized and unrealized gain on investments	4,882,270	2,833,872
Net Increase in Net Assets Resulting from Operations	$5,232,916	$2,782,208

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	Sept. 30, 2012
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$350,646	$(296,132)
Net realized gain from investments	18,911,234	36,040,468
Net change in unrealized appreciation on investments	(14,028,964)	7,082,486
Net increase in net assets resulting from operations	5,232,916	42,826,822

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N shares	(250,587)	—
Institutional Class shares	(160,876)	—
From net realized gain on investments
Class N shares	(26,083,510)	(1,732,034)
Institutional Class shares	(14,198,128)	(1,201,273)
Total distributions to shareholders	(40,693,101)	(2,933,307)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(4,719,643)	(89,270,654)
Total decrease in net assets	(40,179,828)	(49,377,139)

NET ASSETS
Beginning of period	151,003,109	200,380,248
End of period	$110,823,281	$151,003,109
Accumulated net investment loss	$(60,817)	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	251,736	$3,778,111	266,152	$4,848,570
Shares issued on
reinvestments of distributions	1,829,681	24,517,728	97,309	1,629,926
Shares redeemed*	(1,234,914)	(18,503,238)	(3,369,635)	(60,794,095)
Net increase/(decrease)	846,503	$9,792,601	(3,006,174)	$(54,315,599)
* Net of redemption fees of		$267		$1,718

Institutional Class Shares
	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	93,617	$1,377,127	311,248	$5,731,611
Shares issued on
reinvestments of distributions	1,051,386	14,256,795	69,541	1,171,761
Shares redeemed	(1,944,525)	(30,146,166)	(2,240,210)	(41,858,427)
Net decrease	(799,522)	$(14,512,244)	(1,859,421)	$(34,955,055)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	Sept. 30, 2012
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(51,664)	$(271,121)
Net realized gain from investments	1,505,064	951,715
Net change in unrealized appreciation on investments	1,328,808	2,984,340
Net increase in net assets resulting from operations	2,782,208	3,664,934

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N shares	(553,986)	—
Institutional Class shares	(82,744)	—
Total distributions to shareholders	(636,730)	—

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change
in outstanding shares (a)	(4,302,712)	15,501,965
Total increase/(decrease) in net assets	(2,157,234)	19,166,899

NET ASSETS
Beginning of period	32,506,821	13,339,922
End of period	$30,349,587	$32,506,821
Accumulated net investment loss	$(276,748)	$(225,084)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	84,540	$3,256,940	777,715	$27,881,357
Shares issued on
reinvestments of distributions	13,909	513,948	—	—
Shares redeemed*	(201,052)	(7,612,178)	(452,263)	(16,494,915)
Net increase/(decrease)	(102,603)	$(3,841,290)	325,452	$11,386,442
* Net of redemption fees of		$842		$7,310

Institutional Class Shares
	Six Months Ended
	March 31, 2013		February 2, 2012**
	(Unaudited)		through Sept. 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	9,917	$375,000	117,228	$4,285,983
Shares issued on
reinvestments of distributions	2,236	82,744	—	—
Shares redeemed	(24,309)	(919,166)	(4,500)	(170,460)
Net increase/(decrease)	(12,156)	$(461,422)	112,728	$4,115,523

** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009		2008
Net asset value, beginning of period	$19.94		$16.10	$15.99	$14.71	$17.24		$22.20
Income from investment operations:
Net investment income/(loss)(1)	0.03		(0.05)	(0.03)	(0.04)	0.02		0.04
Net realized and unrealized
gain/(loss) on investments	0.55		4.15	0.14	1.32	(2.51)		(3.04)
Total from investment operations	0.58		4.10	0.11	1.28	(2.49)		(3.00)
Less distributions:
From net investment income	(0.06)		—	—	—	(0.04)		(0.04)
From net realized
gain on investments	(5.92)		(0.26)	—	—	—		(1.92)
Distributions in excess	—		—	—	—	(0.00	)(2)	—
Total distributions	(5.98)		(0.26)	—	—	(0.04)		(1.96)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00		0.00
Net asset value, end of period	$14.54		$19.94	$16.10	$15.99	$14.71		$17.24

Total return	5.46	%(3)	25.74%	0.69%	8.70%	-14.45%		-14.93%

Ratios/supplemental data:
Net assets, end of period (thousands)	$79,270		$91,843	$122,603	$207,817	$409,698		$426,473
Ratio of expenses to average net assets	1.39	%(4)	1.33%	1.24%	1.17%	1.19%		1.17%
Ratio of interest expense
to average net assets	—		0.00%	0.00%	0.00%	—		—
Ratio of net investment income/(loss)
to average net assets	0.43	%(4)	(0.27%)	(0.18%)	(0.25%)	0.17%		0.20%
Portfolio turnover rate	62.31	%(3)	47.09%	82.40%	153.49%	181.38%		181.43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares
	Six Months
	Ended
	March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008
Net asset value, beginning of period	$20.10		$16.19	$16.04	$14.72		$17.27		$22.23
Income from investment operations:
Net investment income(1)	0.07		0.00 (2)	0.01	0.00	(2)	0.03		0.08
Net realized and unrealized
gain/(loss) on investments	0.54		4.17	0.14	1.32		(2.50)		(3.03)
Total from investment operations	0.61		4.17	0.15	1.32		(2.47)		(2.95)
Less distributions:
From net investment income	(0.07)		—	—	—		(0.08)		(0.09)
From net realized
gain on investments	(5.92)		(0.26)	—	—		—		(1.92)
Distributions in excess	—		—	—	—		(0.00	)(2)	—
Total distributions	(5.99)		(0.26)	—	—		(0.08)		(2.01)
Paid-in capital from
redemption fees	—		—	—	0.00	(1)(2)	—		—
Net asset value, end of period	$14.72		$20.10	$16.19	$16.04		$14.72		$17.27

Total return	5.58	%(3)	26.04%	0.94%	8.97%		-14.26%		-14.69%

Ratios/supplemental data:
Net assets, end of period (thousands)	$31,553		$59,160	$77,777	$152,175		$394,483		$120,965
Ratio of expenses to average net assets	1.14	%(4)	1.08%	0.99%	0.92%		0.94%		0.92%
Ratio of interest expense
to average net assets	—		0.00%	0.00%	0.00%		—		—
Ratio of net investment income/(loss)
to average net assets	0.80	%(4)	(0.01%)	0.07%	0.00%		0.22%		0.39%
Portfolio turnover rate	62.31	%(3)	47.09%	82.40%	153.49%		181.38%		181.43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011		2010		2009		2008
Net asset value, beginning of period	$37.70		$31.46	$27.49		$23.40		$26.50		$33.57
Income from investment operations:
Net investment loss(1)	(0.07)		(0.38)	(0.34)		(0.19)		(0.18)		(0.25)
Net realized and unrealized
gain/(loss) on investments	3.79		6.61	4.31		4.28		(2.92)		(5.79)
Total from investment operations	3.72		6.23	3.97		4.09		(3.10)		(6.04)
Less distributions:
From net realized gain on investments	(0.83)		—	—		—		—		(1.01)
Distributions in excess	—		—	—		—		—		(0.02)
Total distributions	(0.83)		—	—		—		—		(1.03)
Paid-in capital from
redemption fees	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value, end of period	$40.59		$37.70	$31.46		$27.49		$23.40		$26.50

Total return	10.07	%(3)	19.83%	14.44%		17.48%		-11.70%		-18.56%

Ratios/supplemental data:
Net assets, end of period (thousands)	$26,257		$28,252	$13,340		$13,149		$25,798		$28,904
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.76	%(4)	1.77%	1.96%		1.88%		1.61%		1.52%
After fee waiver	1.48	%(4)	1.48%	1.48%		1.48%		1.48%		1.48%
Ratio of interest expense
to average net assets	—		0.00%	0.00%		0.03%		—		—
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(0.65	%)(4)	(1.31%)	(1.52%)		(1.14%)		(1.02%)		(0.95%)
After fee waiver	(0.37	%)(4)	(1.02%)	(1.04%)		(0.74%)		(0.89%)		(0.91%)
Portfolio turnover rate	54.37	%(3)	115.01%	158.88%		140.28%		89.11%		112.40%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares
	Six Months Ended		February 2, 2012(1)
	March 31, 2013		through
	(Unaudited)		September 30, 2012
Net asset value, beginning of period	$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.03)		(0.18)
Net realized and unrealized gain on investments	3.80		1.78
Total from investment operations	3.77		1.60
Less distributions:
From net realized gain on investments	(0.83)		—
Total distributions	(0.83)		—
Net asset value, end of period	$40.69		$37.75

Total return	10.19	%(3)	4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,093		$4,255
Ratio of expenses including interest expense
to average net assets:
Before fee waiver	1.51	%(4)	1.52	%(4)
After fee waiver	1.23	%(4)	1.23	%(4)
Ratio of interest expense to average net assets	—		0.00	%(4)
Ratio of net investment loss including interest expense
to average net assets:
Before fee waiver	(0.44	%)(4)	(1.03	%)(4)
After fee waiver	(0.16	%)(4)	(0.74	%)(4)
Portfolio turnover rate	54.37	%(3)	115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2013:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,714,906	$—	$—	$14,714,906
Consumer Staples	14,356,694	—	—	14,356,694
Energy	4,413,840	—	—	4,413,840
Financials	3,339,207	—	—	3,339,207
Health Care	20,414,997	—	—	20,414,997
Industrials	17,533,722	—	—	17,533,722
Materials	5,043,543	—	—	5,043,543
Technology	28,899,919	—	—	28,899,919
Total Common Stocks	108,716,828	—	—	108,716,828
Short-Term Investments	1,783,007	—	—	1,783,007
Total Investments in Securities	$110,499,835	$—	$—	$110,499,835

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,422,253	$—	$—	$6,422,253
Consumer Staples	639,837	—	—	639,837
Energy	1,787,145	—	—	1,787,145
Financials	2,925,359	—	—	2,925,359
Health Care	3,604,397	—	—	3,604,397
Industrials	5,832,372	—	—	5,832,372
Materials	1,642,620	—	—	1,642,620
Technology	5,695,749	—	—	5,695,749
Utilities	1,125,284	—	—	1,125,284
Total Common Stocks	29,675,016	—	—	29,675,016
Short-Term Investments	715,296	—	—	715,296
Total Investments in Securities	$30,390,312	$—	$—	$30,390,312

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2013, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the six months ended March 31, 2013.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

New Accounting Pronouncement – In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2013, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund.  For the six months ended March 31, 2013, the Growth Fund and the Mid-Cap Fund incurred $474,330 and $111,690 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% and 1.23% of average daily net assets of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended March 31, 2013, the Adviser reduced its fees and absorbed Fund expenses in the amount of $41,405 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $238,668 at March 31, 2013 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Year	Amount
2013	$58,361
2014	60,778
2015	78,124
2016	41,405
$238,668

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the six months ended March 31, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration	$119,491	$30,217
Fund Accounting	29,875	16,044
Transfer Agency
(excludes out-of-pocket expenses)	19,517	18,642
Custody	14,338	5,209
Chief Compliance Officer	3,475	2,993

At March 31, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration	$34,250	$7,201
Fund Accounting	10,470	5,162
Transfer Agency
(excludes out-of-pocket expenses)	8,816	5,784
Custody	4,074	—
Chief Compliance Officer	1,155	993

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2013, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $103,819 and $32,343 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$77,517,105	$120,355,762
Mid-Cap Fund	15,986,487	20,637,210

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $27,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2013, the Growth Fund drew upon its line of credit.  The Growth Fund had an outstanding average daily balance of $68,654, a weighted average interest rate of 3.25%, and paid $1,128 in interest.  The maximum amount outstanding for the Growth Fund during the six months ended March 31, 2013 was $1,425,000.  At March 31, 2013, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid by the Growth Fund and the Mid-Cap Fund during the six months ended March 31, 2013 and the year ended September 30, 2012 was as follows:

Growth Fund
	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
Ordinary income	$739,226	$—
Long-term capital gains	39,953,875	2,933,307

Mid-Cap Fund
	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
Long-term capital gains	$636,730	$—

As of September 30, 2012, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$117,552,691	$28,434,079
Gross unrealized appreciation	34,196,021	4,647,263
Gross unrealized depreciation	(1,075,375)	(608,981)
Net unrealized appreciation (a)	33,120,646	4,038,282
Undistributed ordinary income	327,740	—
Undistributed long-term capital gain	33,515,271	203,338
Total distributable earnings	33,843,011	203,338
Other accumulated gains/(losses)	—	(225,084)
Total accumulated earnings/(losses)	$66,963,657	$4,016,536

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund is the same.

The Mid-Cap Fund utilized capital loss carryforwards in the amount of $753,379 during the year ended September 30, 2012.  At September 30, 2012, the Mid-Cap Fund deferred, on a tax-basis, late-year ordinary losses of $225,084.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2013 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreements for the Chase Growth Fund and Chase Mid-Cap Growth Fund (the “Funds”) with Chase Investment Counsel Corporation (the “Adviser”) for another annual term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and their peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

group universe, the Board took into account that the investment objective and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Chase Growth Fund:  The Board noted that the Growth Fund’s performance, with regard to its Lipper and Morningstar comparative universes, was above its peer group medians and Lipper Index (with respect to the Lipper comparative universe) and average (with respect to the Morningstar comparative universe) for the year-to-date and one-year periods, and below its peer group medians, Lipper Index and Morningstar average for the three-month, three-year, five-year and ten-year periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.  The Board noted in this regard the recent improvement in the Fund’s performance and determined to continue to monitor the performance of the Growth Fund.

Chase Mid-Cap Growth Fund:  The Board noted that the Mid-Cap Growth Fund’s performance, with regard to its Lipper and Morningstar comparative universes, was above its peer group medians and Lipper Index (with respect to the Lipper comparative universe) and average (with respect to the Morningstar comparative universe) for all relevant periods, except that it was below its peer group medians, Lipper Index and Morningstar average for the ten-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Adviser to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Funds.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

Chase Growth Fund:  The Board noted that the Growth Fund’s total expense ratio for Institutional Class shares was lower than the median and average of its peer group and that the total expense ratio for Class N shares was above the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Chase Mid-Cap Growth Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Mid-Cap Growth Fund of 1.48% for Class N shares and 1.23% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Institutional Class shares was lower than the median and average of its peer group and that the total expense ratio for Class N shares was higher than the median and average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Class N and Institutional Class shares was below the average of this segment of its peer group.  The Board also noted that the Fund’s contractual advisory fee was higher than the average of its peer group, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes, but equal to the median of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal year were significantly below the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that the Growth Fund has experienced a number of years of significant net outflows which have reduced the size of the Fund and reduced its ability to achieve additional economies of scale.  They considered that economies of scale would be expected to be realized by the Adviser as the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Adviser has contractually agreed

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

to reduce its advisory fees or reimburse Mid-Cap Growth Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board determined that if the Growth Fund were to materially grow, they would discuss advisory fee breakpoints on the Chase Growth Fund with the Adviser in the future.  The Board concluded that there were no effective economies of scale to be shared with the Mid-Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, including benefits received in exchange for “soft dollars.”  The Board also considered that the Funds do not charge a Rule 12b-1 fee.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving any additional fall-out benefits from receiving an advisory fee both at the separate account and at the Fund level for these accounts.  After such review, the Board determined that given the information presented, the profitability to the Adviser with respect to the Advisory Agreements did not appear to be excessive, and that the Adviser had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interest of each Fund and its shareholders.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/7/13

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    6/7/13

* Print the name and title of each signing officer under his or her signature